     SunTrust Robinson Humphrey
Presentation by: George M. Lee, CEO
February 22, 2007

Forward-Looking Statements
The statements contained in this presentation that are not
historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation
Reform Act of 1995.  Forward-looking statements describe
MetroCorp’s future plans, projections, strategies and
expectations, are based on assumptions and involve a
number of risks and uncertainties, many of which are beyond
MetroCorp’s control.  Actual results could differ materially from those projected due to changes in interest rates, competition in the industry, changes in local and national economic
conditions and various other factors.  Additional information concerning such factors that could affect MetroCorp is
contained in MetroCorp’s filings with the SEC.

MetroCorp Bancshares, Inc. is a Texas-based
holding company operating banks in Texas and
California with special focus on the ethnic markets.
The company strives with passion and urgency to
provide superior customer service and innovative
products to maximize shareholder value through
integration of people and technology.  Our mission is
to be the premier bank in the communities we serve.
Mission

18 Years of Growth and Profitability
Largest publicly-owned Independent Asian-American
bank holding company outside of California
Total assets of $1.26 billion at December 31, 2006
Consecutive profitability for the past 17 years
Three consecutive years of 25% plus earnings growth.
(2004-109%, 2005-25.4%, 2006-25.3%)
Established leadership presence in Houston/Dallas
Recently expanded to Los Angeles/San
Diego/Irvine/San Mateo/City of Industry/San Francisco
under the name of Metro United Bank

▪
  4,756,181
▪
    797,325
Source:  U.S. Census,
estimate 2004
Texas’ Asian Population about 17% of California
Asian Population in California & Texas

                                             2000                       2004 *
▪
  Houston-Galveston      228,212                 324,061
▪
  Dallas-Fort Worth          195,480                 277,582
▪
  Austin-San Marcos          44,029                  65,521
▪
  San Antonio                    23,667                   33,607
  *Regional population extrapolation from 2004
              total state Census estimates
    Total Texas                    562,319                 797,325

42% Growth
Source:  U.S. Bureau of the Census, Census 2000, Census 2004  estimate

Asian Population in Texas 2000-2004

                                    2000            2004
❖
 San Francisco  1,256,258    1,396,565
❖
  Los Angeles     1,661,456    1,898,205
❖
  San Diego           386,973       476,773
  Source:  U.S. Bureau of the Census, Census 2000, Census 2004 estimate
Asian Population in California

First United Bank
(Now know as Metro United Bank)
Los Angeles
San Diego
California Offices in Q4 - 2005

Metro United Bank
San Mateo
Irvine
City of Industry
Los Angeles
San Diego
•
Branch
•
Loan production office
San Francisco
California Offices in Q4- 2006

Humble
Jersey Village
HOUSTON
Spring Valley
Bellaire
Pasadena
Sugar
Land
Stafford
Clear Lake

DALLAS

METROCORP
BANCSHARES, INC.

Houston, TX
Dallas, TX
MetroBank Locations

Representative Office in China
XIAMEN

*Source: 2005 Annual Statistic Report of Xiamen's Economical and Social Development published by the Xiamen City Government.
Xiamen – Important Foreign Trade Port
Overview of Xiamen
- One of the four Special Economic Zones
Gross Area Production
- GAP achieved sustained annual growth rate of 15% for 5
years in a row*
Key Industries
- Electronics, Machinery and Chemicals
Foreign Trade
- Total foreign trade was $28 billion in 2005*
( $17 billion exports, up 24%; $11 billion imports, up 12%)
Foreign Investment
- Thirty-five Fortune 500 companies have invested in Xiamen*

Metro Office
City View - Xiamen

Freeway Surrounding  Xiamen

International Exhibition Center

Learning from the past.
                         Moving to the future.
Financial Performance

Assets
FTE
1,350
1,200
1,050
900
750
600
450
300
150
0
450
400
350
300
250
200
150
100
50
0
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

METROCORP BANCSHARES, INC.

1998: MCBI listed
on NASDAQ
2005: Acquisition –
First United Bank
$ in Millions
FTE ‘s
Asset Growth
FTE trend
Milestones

Loans
Deposits
Total Assets
1,400
1,200
1,000
800
600
400
200
0
495
643
744
581
691
842
557
725
867
595
755
914
771
962
1,128
887
1,082
1,268
2001
2002
2003
2004
2005
2006

MetroCorp
BANCSHARES, INC.

2001-2006
Loan: 12.4% CAGR
Deposit: 11.0%
CAGR
Asset: 11.3% CAGR
$ in Million
2001-2004
Loan: 6.3% CAGR
Deposit: 5.5%
CAGR
Asset: 7.1% CAGR
2004-2006
Loan: 22.1% CAGR
Deposit: 19.7% CAGR
Asset: 17.8% CAGR
Balance Sheet Growth

14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

MetroCorp
BANCSHARES, INC.

$
Net Income (in thousands)
Profitable Since 1990

1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.08%
1.13%
0.48%
0.97%
1.12%
1.13%
2001
2002
2003
2004
2005
2006

14%
12%
10%
8%
6%
4%
2%
0%
12.21%
12.55%
5.38%
10.60%
12.08%
13.63%
2001
2002
2003
2004
2005
2006

METROCORP
BANCSHARES, INC.

Return on Average Assets
Return on Average Equity
Shareholder Return

3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
0.49%
1.84%
2.88%
1.66%
1.53%
0.74%
2001
2002
2003
2004
2005
2006

1.0%
0.9%
0.8%
0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
0.88%
0.51%
0.98%
0.20%
0.25%
0.29%
2001
2002
2003
2004
2005
2006

MetroCorp Bancshares, Inc.

Net Non-performing Assets / Total
Assets
Net charge-offs / Avg. total
Loans
Asset Quality

6%
5%
4%
3%
2%
1%
0%
4.56%
4.44%
3.81%
4.02%
4.51%
4.75%
2001
2002
2003
2004
2005
2006

MetroCorp
BANCSHARES, INC.

Net Interest Margin

80%
67%
53%
40%
61.5%
59.5%
71.3%
66.9%
64.2%
64.6%
55.0%
2001
2002
2003
2004
2005
2006
Target

METROCORP
BANCSHARES, INC.

Efficiency Ratio

100%
80%
60%
40%
20%
0%
4.8%
32.4%
60.9%
4.4%
34.4%
59.4%
7.1%
33.4%
57.9%
7.3%
48.6%
42.8%
9.7%
48.2%
41.3%
2002
2003
2004
2005
2006
Consumer
R/E Construction
R/E Mortgage
Commercial and Industrial

METROCORP
BANCSHARES, INC.

Loan Portfolio

100%
80%
60%
40%
20%
0%
2002
2003
2004
2005
2006
22.2%
16.2%
8.3%
9.3%
11.3%
32.7%
23.5%
12.5%
8.3%
9.4%
11.5%
34.9%
30.0%
9.4%
7.1%
8.1%
10.2%
35.3%
32.9%
10.6%
4.7%
7.3%
7.7%
36.8%
31.4%
10.6%
3.6%
8.1%
8.7%
37.7%
Nonresidential building for rent/lease
Hotel/Motels
Convenience stores/ gasoline stations
Restaurants
Wholesale trade
All other

METROCORP BANCSHARES, INC.

Loan Portfolio  –  Industry Concentration

Learning from the past.
                         Moving to the future.
Management

Management Team
Don J. Wang Chairman of the Board

George M. Lee President, CEO, Excutive Vice Chair of MetroCorp

David Tai Chief Business Development Officer, President of MetroBank

Bert Baker Chief Lending Officer of MetroBank

David Choi Chief Financial Officer

Kevin Shu Chief Accounting Officer

Michelle Phung  Chief Operations Officer of MetroBank

Terrance Tangen Chief Credit Officer of MetroBank

Mitchell Kitayama Vice Chairman, CEO of Metro United Bank

Robert Bihr Chief Credit Officer of Metro United Bank

Val Marquez  EVP, IT Strategic Planning of Metro United Bank

Technology
Team Work
Measurements

MetroCorp
BANCSHARES, INC.

Well-served Customers with New Enhanced Products
Board of Directors
Line Staff

Process Efficiency

Customer Focus
Middle Management
Empowerment
Accountability
CEO
Senior Management
Strategic
Tactical
Execution
Customer Focused

Technology Enhancement
  Digital Insight Corporation
- Online Products & Services
- Technology Driven Marketing Culture
- Culturally Sensitive & Innovative Market Penetration
Hartland Financial Solutions
- Risk Management Enhancements
- Integrated Commercial Credit Management System
- Streamlined Workflow
Internal IT & Technology Strength
- Well Rounded Expertise
- Training
- Incentive & Measurements

Expectations
Improving asset quality
Efficiency ratio improvement
Balanced asset/earning growth
Expanding & diversification of business
portfolio
Optimizing synergy between Texas and
California
Brand/Image improvement

Gee Hwei